Exhibit 10.3

AMENDED AND RESTATED

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

THIS AMENDED AND RESTATED DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT is made and entered into effective as of July 6, 2015 (the “Effective Date”) by and between Alnylam Pharmaceuticals, Inc., a Delaware corporation having an address at 300 Third Street, Third Floor, Cambridge, Massachusetts 02142 (together with its Affiliates, “Alnylam”) and Agilent Technologies, Inc., a Delaware corporation having an address at 5555 Airport Blvd, Suite 100, Boulder CO 80301 (“Manufacturer”).

RECITALS:

WHEREAS, Alnylam and Manufacturer previously entered into the Development and Manufacturing Services Agreement dated January 17, 2007, as amended by Amendment No. 1 dated January 17, 2009, and Amendment No. 2 dated January 17, 2011 (the “Original DMSA”); and

WHEREAS, Alnylam and Manufacturer desire to amend and restate the Original DMSA to set forth the terms and conditions under which Manufacturer will continue to manufacture and supply Alnylam with certain amounts of its clinical demand for Products (as such term is defined below).

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth in this Agreement, the parties hereto agree to amend and restate the Original DMSA as follows:

1. Definitions. Unless this Agreement expressly provides to the contrary, the following terms, whether used in the singular or plural, have the respective meanings set forth below:

1.1 “Affiliate” means, with respect to a party, any person or entity which controls, is controlled by or is under common control with such party. As used in this Agreement, “control” means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, the direct or indirect power to manage, direct or cause the direction of the management and policies of the non-corporate entity or the power to elect at least fifty percent (50%) of the members of the governing body of such non-corporate entity.

1.2 “Agreement” means this Amended and Restated Development and Manufacturing Services Agreement, together with all Appendices attached hereto, as amended from time to time by the parties in accordance with Section 18.6, and all fully signed SOWs entered into by the parties.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.3 “Alnylam Delay” means a change in the Scheduled Manufacture Date requested by Alnylam for reasons solely in Alnylam’s control which change (a) [***] and (b) does not result in a Cancelled Batch.

1.4 “Alnylam Indemnitee” has the meaning set forth in Section 13.1.

1.5 “Alnylam Equipment” means the Equipment, if any, identified on the applicable SOW as being provided by Alnylam or purchased or otherwise acquired by Manufacturer at Alnylam’s expense.

1.6 “Alnylam Materials” means the materials, and any intermediates or derivatives thereof, identified in the applicable SOW as being provided by Alnylam including labels (if any) for Product. For the avoidance of doubt, Safety Stock shall not be deemed Alnylam Materials.

1.7 “Alnylam Technology” means (a) Alnylam Materials, (b) Product and any intermediates or derivatives thereof, (c) Specifications, and (d) the Technology of Alnylam owned, developed or obtained by or on behalf of Alnylam prior to the Effective Date, or developed or obtained by or on behalf of Alnylam independent of this Agreement and without reliance upon the Confidential Information of Manufacturer.

1.8 “Applicable Law” means all applicable ordinances, rules, regulations, laws, guidelines, guidances, requirements and court orders of any kind whatsoever of any Authority, as amended from time to time, including without limitation, cGMP (if applicable).

1.9 “Authority” means any government regulatory authority responsible for granting approvals for the performance of Services under this Agreement or for issuing regulations pertaining to the Manufacture and/or use of any of the Products in the intended country of use, including, without limitation, the FDA.

1.10 “Batch” means a specific quantity of Product that is intended to be of uniform character and quality, within specified limits, and is produced during the same cycle of Manufacture as defined by the applicable Batch record.

1.11 “Batch Documentation” has the meaning set forth in Section 7.2.

1.12 “Cancellation Fee” means an amount equal to a percentage of the Manufacture Fee due Manufacturer from Alnylam for a Cancelled Batch, as specified in Section 4.10(a)(ii).

1.13 “Cancelled Batch” means a Batch of Product for which (a) Alnylam cancels the Manufacture, other than as a result of [***], or (b) there is an Alnylam Delay of more than [***] from the Scheduled Manufacture Date.

1.14 “Certificate of Analysis” means a document, signed by an authorized representative of Manufacturer, describing Specifications for, and testing methods applied to, Product, and the results thereof.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.15 “Certificate of Compliance” means a document, signed by an authorized representative of Manufacturer, certifying that a particular Batch was Manufactured in accordance with cGMP (if applicable), all other Applicable Law, and the Specifications.

1.16 “cGMP” means current good manufacturing practices applicable to the Manufacture of Product promulgated by any Authority.

1.17 “Change of Control” means the sale of all or substantially all of the assets of Manufacturer, any merger, consolidation or acquisition of Manufacturer with, by or into another corporation, entity or person, or any change in the ownership of more than fifty percent (50%) or more of the voting capital stock of Manufacturer in one or more related transactions.

1.18 “Change Order” has the meaning set forth in Section 6.3.

1.19 “Collaboration Partner” means a third party that Alnylam has entered into a written and executed agreement establishing a material, bona fide development, manufacturing, commercialization and/or marketing collaboration for one or more of the Products that are the subject of this Agreement.

1.20 “Confidential Information” has the meaning set forth in Section 11.

1.21 “Delay Fee” means an amount equal to a percentage of the Manufacture Fee due Manufacturer from Alnylam for a delayed Batch, as specified in Section 4.10(b).

1.22 “Delivery Date” means the date the delivery of a Batch of Product by Manufacturer is scheduled to occur, as set forth in the relevant signed SOW.

1.23 “Deposit” has the meaning set forth in Section 4.5.

1.24 “Develop” or “Development” means the studies and other activities conducted by Manufacturer under this Agreement to develop all or any part of a Manufacturing Process including, without limitation, analytical tests and methods, formulations and dosage forms.

1.25 “Disputes” has the meaning set forth in Section 18.9.

1.26 “Equipment” means any equipment or machinery, including Alnylam Equipment, used by Manufacturer in the Development and/or Manufacturing of Product, or the holding, processing, testing, or release of Product.

1.27 “Executive Officers” has the meaning set forth in Section 18.9.

1.28 “Facility” means the facilities of Manufacturer identified in the applicable SOW.

1.29 “FDA” means the United States Food and Drug Administration, and any successor agency having substantially the same functions.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.30 “FDCA” means the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 321 et seq., as amended from time to time.

1.31 “Firm Order” has the meaning set forth in Section 4.1.

1.32 “Forecast” has the meaning set forth in Section 4.1.

1.33 “force majeure” has the meaning set forth in Section 18.2.

1.34 “Improvements” means all Technology and discoveries, inventions, developments, modifications, innovations, updates, enhancements, improvements, writings or rights (whether or not protectable under patent, trademark, copyright or similar laws) that are conceived, discovered, invented, developed, created, made or reduced to practice in the performance of Services under this Agreement. For clarity, Improvements do not include any improvements to any and all Manufacturer Technology, including but not limited to any generic manufacturing processes or methods, in each case to the extent not specific to any Product being Manufactured hereunder.

1.35 “IND” means an Investigational New Drug application filed with the FDA in accordance with Applicable Law.

1.36 “JAMS” has the meaning set forth in Section 18.9.

1.37 “Manufacture” and “Manufacturing” means any steps, processes and activities necessary to produce Product, including without limitation, the manufacturing, processing, packaging, labeling, quality control testing, release, storage or supply of Product.

1.38 “Manufacture Fee” means the amount charged by Manufacturer to Manufacture a Batch of Product less the cost of raw materials for that Batch of Product, in each case as specified on the relevant SOW.

1.39 “Manufacturer Delay” means (a) a change in the Scheduled Manufacture Date requested by Manufacturer or (b) delay in delivery of a Batch of Product by Manufacturer, in each case, [***]. Delays due to [***] shall not be considered Manufacturer’s Delays.

1.40 “Manufacturer Indemnitee” has the meaning set forth in Section 13.2.

1.41 “Manufacturer Technology” means the Technology of Manufacturer (a) existing prior to the Effective Date, or (b) developed or obtained by or on behalf of Manufacturer independent of this Agreement and without reliance upon Confidential Information of Alnylam.

1.42 “Manufacturing Process” means any and all processes (or any step in any process) used or planned to be used by Manufacturer to Manufacture Product, as evidenced in the Batch Documentation or master Batch Documentation.

1.43 “NDA” means a New Drug Application filed with the FDA in accordance with Applicable Law.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.44 “Non-Binding Portion” has the meaning set forth in Section 4.1.

1.45 “Notification Date” means the date on which Alnylam notifies Manufacturer of a Cancelled Batch.

1.46 “Original DMSA” has the meaning set forth in the preamble.

1.47 “PAI” has the meaning set forth in Section 6.5(c).

1.48 “Product” means any of the active pharmaceutical ingredients [***].

1.49 “Quality Agreement” has the meaning set forth in Section 2.2.

1.50 “Raw Materials Cost” has the meaning set forth in Section 9.1.

1.51 “Records” has the meaning set forth in Section 6.4(a).

1.52 “Replacement Batch” means either (a) an alternative Batch of Product that is already scheduled for Manufacture by Manufacturer, (b) a new Batch of Product that is not scheduled for Manufacture by Manufacturer in the calendar quarter in which the Notification Date falls provided [***], or (c) [***].

1.53 “Representative” has the meaning set forth in Section 3.1.

1.54 “Reprocess” and “Reprocessing” means introducing a Product back into the process and repeating appropriate manipulation steps that are part of the established Manufacturing Process. Continuation of a process step after an in-process control test show the process to be incomplete is not considered reprocessing.

1.55 “Required Consent” means any rights, licenses, consents or approvals required to permit Alnylam the right to access, use and transfer the sequences, structure information or other Specifications to Manufacturer and/or have the Product made by Manufacturer, to the extent using processes and/or procedures specified by Alnylam, without infringing the ownership or license rights (including patent and copyright) of any third party.

1.56 “Rework” and “Reworking” means subjecting a Product to one or more processing steps that are different from the established Manufacturing Process.

1.57 “Safety Stock” has the meaning set forth in Section 4.5(a).

1.58 “Scheduled Manufacture Date” means the date the Manufacture of a Batch of Product is scheduled by Manufacturer to occur, as set forth in the relevant signed SOW.

1.59 “Services” means the Development, Manufacturing and/or other services described in a SOW entered into by the parties.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.60 “SOW” means a written Statement of Work, substantially in the form attached hereto as Appendix A for the performance of Services by Manufacturer under this Agreement.

1.61 “Specifications” means the list of tests, references to any analytical procedures and appropriate acceptance criteria which are numerical limits, ranges or other criteria for tests described in order to establish a set of criteria to which Product at any stage of Manufacture should conform to be considered acceptable for its intended use that are provided by or approved by Alnylam, as such specifications are amended or supplemented from time to time by Alnylam in writing.

1.62 “Target Review Period” has the meaning set forth in Section 7.3(a).

1.63 “Technology” means all methods, techniques, trade secrets, copyrights, know-how, data, documentation, regulatory submissions, specifications and other intellectual property of any kind (whether or not protectable under patent, trademark, copyright or similar laws).

2.	Engagement of Manufacturer.

2.1 Services and SOWs. From time to time, Alnylam may wish to engage Manufacturer to perform Services for Alnylam. Such Services will be set forth in a SOW. Each SOW will be appended to this Agreement and will set forth the material terms for the project, and may include the scope of work, specified Services, Specifications, deliverables, timelines, milestones (if any), quantity, budget, payment schedule and such other details and special arrangements as are agreed to by the parties with respect to the activities to be performed under such SOW. Except as set forth in Section 4.1 below regarding Firm Orders, no SOW will be effective unless and until it has been agreed to and signed by authorized representatives of both parties. Documents relating to the relevant project, including without limitation, Specifications, proposals, quotations and any other relevant documentation, will be attachments to the applicable SOW and incorporated in the SOW by reference. Each fully signed SOW will be subject to the terms of this Agreement and will be incorporated herein and form part of this Agreement. Manufacturer will perform the Services specified in each fully signed SOW, as amended by any applicable Change Order(s), and in accordance with the terms and conditions of such SOW and this Agreement. Except as set forth below in Section 4.1 regarding Firm Orders and in Section 4.4 regarding Alnylam’s purchase commitment, nothing in this Agreement will obligate either party to enter into any SOW under this Agreement. In the event that any SOW is to include process development or formulation work, the parties shall negotiate in good faith appropriate modifications to the intellectual property provisions set forth herein as part of such SOW.

2.2 Quality Agreement; Quality Matters.

(a) The parties will agree upon a Quality Agreement containing quality assurance provisions for the Manufacture of Product (‘“Quality Agreement”), which agreement will also be attached to, and incorporated by reference into, this Agreement, either at the same

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

time as this Agreement is executed or, if the Quality Agreement is not concluded at the same time as this Agreement, by an amendment to this Agreement signed by both parties that shall be completed within forty-five business (45) days immediately following the Effective Date.

(b) Manufacturer shall take all commercially reasonable efforts required to maintain the quality control and quality assurance functions at the Facility so that such functions are fully capable of operating independently in accordance with cGMPs.

2.3 Conflict Between Documents. If there is any conflict, discrepancy, or inconsistency between the terms of this Agreement and any SOW, Quality Agreement, purchase order, or other form used by the parties, the terms of this Agreement will control.

3.	Project Performance.

3.1 Representatives. Each party will appoint a representative having primary responsibility for day-to-day interactions with the other party for the Services (each, a “Representative”), who will be identified in the applicable SOW. Each party may change its Representative by providing written notice to the other party in accordance with Section 18.3; provided that Manufacturer will use reasonable efforts to provide Alnylam with at least [***] days prior written notice of any change in its Representative for the Services. Except for notices or communications required or permitted under this Agreement, which will be subject to Section 18.3, or unless otherwise mutually agreed by the parties in writing, all communications between Manufacturer and Alnylam regarding the conduct of the Services pursuant to such SOW will be addressed to or routed directly through the parties’ respective Representatives.

3.2 Communications. The parties will hold project team meetings via teleconference or in person, on a periodic basis as agreed upon by the Representatives. Manufacturer will make written reports to Alnylam as specified in the applicable SOW.

3.3 Subcontracting. Manufacturer may not subcontract with any third party to perform any of its obligations under this Agreement without the prior written consent of Alnylam. Manufacturer will be solely responsible for the performance of any permitted subcontractor, and for costs, expenses, damages, or losses of any nature arising out of such performance as if such performance had been provided by Manufacturer itself under this Agreement. Manufacturer will cause any such permitted subcontractor to be bound by, and to comply with, the terms of this Agreement, as applicable, including without limitation, all confidentiality, quality assurance, regulatory and other obligations and requirements of Manufacturer set forth in this Agreement.

3.4 Technical Expertise. Manufacturer will at all times during the term of this Agreement take commercially reasonable efforts to employ and retain individuals with the appropriate levels of technical expertise, training and experience to meet Manufacturer’s obligations under this Agreement and any corresponding SOW. In addition to any notices that may be required pursuant to Section 3.5, Manufacturer shall provide Alnylam with notice within [***] business days of [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

3.5 Duty to Notify. If Manufacturer, at any time during the term of this Agreement, has reason to believe that it will be unable to perform or complete the Services, Manufacturer will promptly notify Alnylam thereof. Compliance by Manufacturer with this Section 3.5 will not relieve Manufacturer of any other obligation or liability under this Agreement.

4.	Forecasts, Orders, Shipping.

4.1 Rolling Forecasts. Alnylam’s initial Forecast is provided in Appendix D, and subsequently, within [***] Business Days [***] thereafter during the term of this Agreement, Alnylam will provide Manufacturer with a rolling forecast (the “Forecast”) of Alnylam’s anticipated clinical requirements for the Products for the succeeding [***] months. The first [***] months of each Forecast will be considered a binding, firm order by Alnylam (the “Firm Order”). Without limiting Manufacturer’s obligations under Section 4.3 of this Agreement, the last [***] months of each Forecast will not be binding on Alnylam and shall only be provided to Manufacturer for informational and planning purposes (the “Non-Binding Portion”). In addition to anticipated Product volume demands, each Forecast provided by Alnylam will also include the expected Batch yield and target Delivery Date(s) for the Products. Manufacturer and Alnylam will work together in good faith to agree upon targets for Batch size and yield and to address shortfalls in yield.

4.2 Firm Orders. Along with each Forecast, Alnylam will issue SOWs to Manufacturer for the Firm Orders included in the binding portion of each Forecast; provided however, that all SOWs covering Firm Orders shall be deemed accepted by Manufacturer when submitted by Alnylam without regard to the acceptance provisions of Section 2.1 of this Agreement, subject to the following: (i) [***] and (ii) [***].

4.3 Efforts. Manufacturer will at all times reserve sufficient manufacturing capacity to ensure that it can supply Products in the amounts set forth in both the Firm Order portion of each Forecast and up to [***]% of the [***] month period of the Non-Binding Portion of each Forecast; provided however, Manufacturer shall [***]. In addition, Manufacturer will (a) at all times reserve sufficient quantities of raw materials to ensure that it can supply Products in the amounts set forth in the Firm Order portion of each Forecast, and (b) [***].

4.4 Purchase Commitment. To the extent that Alnylam retains the ability to control the sourcing of Product manufacturing without violating conflicting contractual obligations owed by Alnylam to third parties, Alnylam shall purchase from Manufacturer at least [***] percent [***] during the term of this Agreement; provided however, in addition to the other remedies available to Alnylam under this Agreement, Alnylam’s foregoing minimum purchase commitment shall be adjusted appropriately to account for any periods of time during which Manufacturer is unable to perform the Services in accordance with the agreed upon timeframe and/or budget set forth in any SOW. Contingent upon [***], as part of the foregoing purchase commitment, Alnylam will [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4.5	Safety Stock; Deposit.

(a) At all times during the term of this Agreement, Manufacturer shall maintain a mutually agreed upon inventory level of critical raw materials (“Safety Stock”) required for Manufacturer to Manufacture and supply the Products for Alnylam based upon the then-current Forecast. [***]. In addition, Manufacturer will store the Safety Stock according to storage procedures mutually agreed upon by Manufacturer and Alnylam. [***], provided, however, that if at any time during the term of this Agreement the Safety Stock exceeds Manufacturer’s then- current storage capacity, any costs to obtain additional storage capacity will be funded by Alnylam at the actual cost incurred by Manufacturer to acquire such additional storage capacity from a third party. The levels of Safety Stock shall be adjusted after each calendar quarter based upon Alnylam’s Product requirements set forth in the then-current Forecast.

(b) Manufacturer shall invoice Alnylam, and Alnylam shall pay Manufacturer a deposit (the “Deposit”) in an amount equal to the [***] incurred by Manufacturer to acquire such raw materials that comprise the Safety Stock. In the event the then-current Forecast necessitates a Safety Stock level increase or if the Safety Stock levels need to be replenished following the use of a portion of such Safety Stock to Manufacture Product under this Agreement, Manufacturer will invoice Alnylam an additional amount to increase Alnylam’s Deposit so that it is at all times equal to the cost of the inventory of such Safety Stock. In the event the parties mutually agree to decrease the Safety Stock levels or upon Manufacturer’s use of a portion of the Safety Stock to Manufacturer Product pursuant to this Agreement, once such portion of Safety Stock has been consumed in the Manufacture of Product, Manufacturer will credit Alnylam’s account in an amount equivalent to the value of the raw materials that were consumed and such credit shall be applied against the next invoice sent by Manufacturer to Alnylam. All adjustments to Alnylam’s Deposit with Manufacturer will be done once per calendar quarterly and shall be memorialized in writing by Manufacturer with supporting documentation to be provided to Alnylam upon request.

(c) Manufacturer will use commercially reasonable efforts (which shall include, but shall not be limited to, working in good faith with Alnylam) to manage and use the Safety Stock in a manner that minimizes the risk that any amount of the Safety Stock expires before it can be used to Manufacture Product hereunder, including, but not limited to, using the Safety Stock on a first in, first out basis. In the event that any raw materials that comprise Safety Stock do expire without any fault on the part of Manufacturer, an amount equal to the value of such Safety Stock will be deducted from the Deposit for such Safety Stock and the expired material will be shipped to a destination of Alnylam’s choosing or disposed of by Manufacturer upon Alnylam’s direction.

(d) Manufacturer shall at all times retain title to the Safety Stock and assumes the risk of loss of any or all of such Safety Stock. In the event any or all of the Safety Stock is damaged or destroyed, Manufacturer shall [***].

4.6 Delivery. Products to be delivered hereunder shall be delivered to Alnylam (unless directed otherwise by Alnylam) by Manufacturer via carrier selected by Manufacturer (unless directed otherwise by Alnylam) [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4.7 Shipping. All shipment costs shall be paid by Alnylam and if prepaid by Manufacturer, the amount thereof shall be included on the relevant invoice to Alnylam, Any insurance as well as any taxes (other than taxes on Manufacturer’s income), duties or other official charges payable upon exportation is the responsibility of Alnylam.

4.8 Delays. Manufacturer will use commercially reasonable efforts to avoid delay in delivering the Product to Alnylam or performing other Services for Alnylam pursuant to the date(s) specified in the SOW, provided, however, that Alnylam acknowledges that the stated Delivery Dates are approximate. Subject to Section 4.10, failure to deliver by any specified date in and of itself will not be sufficient cause for cancellation by Alnylam, nor will Manufacturer be liable for any indirect or consequential loss due to delay in delivery.

4.9 Shipping Information. Alnylam is responsible for supplying any and all shipping requirement information. For example, any special shipping temperature requirements, temperature monitoring, special packaging, and the like. Absent any special instructions from Alnylam, Products to be made and supplied to Alnylam hereunder will be packaged, labeled and shipped in Manufacturer’s standard shipping packages for such Products. Any and all damage to any Product is the sole responsibility of Alnylam and any failure to meet the Specifications due to the lack of special instructions or the providing of inappropriate instructions shall void all warranties and no discounts or refunds on the purchase price for such Products will be granted.

4.10 Cancellations and Delays.

(a) Cancellations. If Alnylam notifies Manufacturer of a Cancelled Batch, then each of Manufacturer and Alnylam will use commercially reasonable efforts to find a Replacement Batch for such Cancelled Batch by the Scheduled Manufacture Date of the Cancelled Batch and the following shall apply:

(i) If either party is able to identify a Replacement Batch, then Manufacturer will have no right to charge Alnylam any Cancellation Fee.

(ii) If, despite using such commercially reasonable efforts, neither party is able to identify a Replacement Batch, Manufacturer may charge Alnylam a Cancellation Fee as set forth in the table below:

If Notification Date is:	Cancellation Fee Due
[***] days or more but less than [***] months prior to the Scheduled Manufacture Date	[***]% of Manufacture Fee for the Cancelled Batch
[***] days or more but less than [***] days prior to the Scheduled Manufacture Date	[***]% of Manufacture Fee for the Cancelled Batch
[***] days or more but less than [***] days prior to the Scheduled Manufacture Date	[***]% of Manufacture Fee for the Cancelled Batch
[***] days or more but less than [***] days prior to the Scheduled Manufacture Date	[***]% of Manufacture Fee for the Cancelled Batch
Less than [***] days prior to the Scheduled Manufacture Date	[***]% of Manufacture Fee for the Cancelled Batch

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Upon cancellation of a Batch under Section 4.10(a)(i) or (ii), Manufacturer will [***].

(b) Alnylam Delays. If Alnylam anticipates a delay from a Scheduled Manufacture Date, Alnylam shall promptly so advise Manufacturer and Manufacturer shall, within [***] business days of being so notified, advise Alnylam of the impact such delay may have on Manufacturer. In the case of an Alnylam Delay, Alnylam shall pay Manufacturer the relevant amount as specified in the following table. Alnylam understands that Manufacturer cannot and does not make any guarantees as to when any such batch subject to an Alnylam Delay will be manufactured.

If Notification Date is:	Delay Fee Due
[***] days or more prior to Scheduled Manufacture Date	[***]
[***] days or more but less than [***] days prior to the Scheduled Manufacture Date	[***]% of Manufacture Fee for the delayed Batch
[***] days or more but less than [***] days prior to the Scheduled Manufacture Date	[***]% of Manufacture Fee for the delayed Batch
[***] days or more but less than [***] days prior to the Scheduled Manufacture Date	[***]% of Manufacture Fee for the delayed Batch
Less than [***] days prior to the Scheduled Manufacture Date	[***]% of Manufacture Fee for the delayed Batch

For the avoidance of doubt, in no event shall the aggregate amount of Delay Fees owed by Alnylam for any particular order exceed [***]% of the Manufacturing Fee for such Product so delayed.

In the event a Firm Order is delayed and then subsequently cancelled, upon such cancellation, [***]. The above fees will not be incurred if a Replacement Batch is ordered by Alnylam to replace the reserved slot pursuant to Section 4.10(a)(i).

(c) [***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(d) Payment. Any Cancellation Fee or other amount due as provided above as a result of an Alnylam Delay or a Manufacturer Delay shall be paid within [***] days of receipt of an invoice for such Cancellation Fee or other amount from the party who is due such Cancellation Fee or other amount. Alnylam shall have the option, in its sole discretion, to request that any amounts due Alnylam from Manufacturer pursuant to Section 4.10 be credited against any of its outstanding invoices from Manufacturer.

5.	Materials and Equipment.

5.1 Supply of Materials. Unless the parties otherwise agree in a SOW, Manufacturer will supply, in accordance with the relevant approved raw material specifications, all materials to be used by Manufacturer in the performance of Services under a SOW other than the Alnylam Materials specified in such SOW. Alnylam or its designees will provide Manufacturer with the Alnylam Materials. Manufacturer agrees (a) to account for all Alnylam Materials, (b) not to provide Alnylam Materials to any third party without the express prior written consent of Alnylam, (c) not to use Alnylam Materials for any purpose other than conducting the Services, including, without limitation, not to analyze, characterize, modify or reverse engineer any Alnylam Materials or take any action to determine the structure or composition of any Alnylam Materials unless required pursuant to a signed SOW, and (d) to destroy or return to Alnylam all unused quantities of Alnylam Materials according to Alnylam’s written directions.

5.2 Ownership of Materials. Alnylam will at all times retain title to and ownership of the Alnylam Materials, Product, any intermediates (and components thereof), and any work in process at each and every stage of the Manufacturing Process. Manufacturer will provide within the Facility an area or areas where the Alnylam Materials, Product, any intermediates (and components thereof), and any work in process are segregated and stored in accordance with the Specifications and cGMP (if applicable), and in such a way as to be able at all times to clearly distinguish such materials from Products and materials belonging to Manufacturer, or held by it for a third party’s account. Manufacturer will at all times take such measures as are required to protect the Alnylam Materials, Product, any intermediates (and components thereof), and any work in process from risk of loss or damage at all stages of the Manufacturing Process. Manufacturer will ensure that Alnylam Materials, Product, any intermediates (and components thereof), and any work in process are free and clear of any liens or encumbrances. Manufacturer will immediately notify Alnylam if at any time it believes any Product or Alnylam Materials have been damaged, lost or stolen.

5.3 Supply of Equipment. Unless otherwise agreed in a SOW, Manufacturer will supply all Equipment necessary to perform the Services, except that Alnylam will supply the Alnylam Equipment, if any. The Alnylam Equipment will not be used by Manufacturer except in performance of Services under the applicable SOW. Title to the Alnylam Equipment will remain with Alnylam and Manufacturer will ensure that the Alnylam Equipment is properly labeled as Alnylam property and remains free and clear of any liens or encumbrances. At Alnylam’s written request, the Alnylam Equipment will be returned to Alnylam, or to Alnylam’s designee. Manufacturer will be responsible, at its own cost, for maintenance of the Alnylam Equipment.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

To the extent Alnylam provides spare parts for the Alnylam Equipment, such spare parts will remain the property of Alnylam and will be used by Manufacturer only for maintenance of the Alnylam Equipment. Manufacturer will immediately notify Alnylam if at any time it believes any Alnylam Equipment has been damaged, lost or stolen.

6.	Development and Manufacture of Product.

6.1 Resources: Applicable Law. Manufacturer will comply with all Applicable Law in performing Services.

6.2 Facility.

(a) Manufacturer will perform all Services at the Facility, provide all staff necessary to perform the Services in accordance with the terms of the applicable SOW and this Agreement, and hold at such Facility all Equipment, Alnylam Equipment, Alnylam Materials and other items used in the Services. Manufacturer will not change the location of such Facility or use any additional facility for the performance of Services under this Agreement without at least [***] days prior written notice to, and prior written consent from, Alnylam, which consent will not be unreasonably withheld or delayed (it being understood and agreed that Alnylam may withhold consent pending satisfactory completion of a quality assurance audit and/or regulatory impact assessment of the new location or additional facility, as the case may be). Manufacturer will maintain, at its own expense, the Facility and all Equipment required for the Manufacture of any Product under this Agreement in a state of repair and operating efficiency consistent with the requirements of the cGMP (if applicable) and all Applicable Law. To meet its obligations under this Agreement, Manufacturer shall take all commercially reasonable efforts to ensure it is capable of Manufacturing the Product under this Agreement consistent with the Forecast; such efforts shall include, but shall not be limited to, [***].

(b) Validation. Manufacturer will be responsible for performing all validation of the Facility, Equipment and cleaning and maintenance processes employed in the Manufacturing Process in accordance with cGMP, Manufacturer’s SOPs, the applicable Quality Agreement, Applicable Law, and in accordance with any other cleaning and validation procedures established by Alnylam and made known in writing to Manufacturer. Manufacturer will also be responsible for ensuring that all such validated processes are carried out in accordance with their terms.

(c) Licenses and Permits. Manufacturer will be responsible for obtaining, at its expense, any Facility or other licenses (excluding any licenses related to Required Consents) or permits, and any regulatory and government approvals necessary for the performance of Services by Manufacturer under this Agreement. At Alnylam’s request, Manufacturer will provide Alnylam with copies of all such approvals and submissions to Authorities, and Alnylam will have the right to use any and all information contained in such approvals or submissions in connection with regulatory approval and/or commercial development of Product.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(d) Access to Facility.

(i) Manufacturer will permit Alnylam or its duly authorized representatives to observe and consult with Manufacturer during the performance of Services under this Agreement, including without limitation at any and all times during the Manufacturing of any Batch of Product. Manufacturer also agrees that it will permit access to Alnylam and its duly authorized agents during operational hours and during active Manufacturing, to inspect the Facility and Manufacturing Process to ascertain compliance by Manufacturer with the terms of this Agreement, including, without limitation, inspection of (i) the Equipment and materials used in the performance of Services, (ii) the holding facilities for such materials and Equipment, and (iii) all Records relating to such Services and the Facility. Alnylam agrees that it will provide a minimum of [***] business days’ prior written notice of its intent to seek access to the Manufacturer facility, and [***].

(ii) [***]

(iii) Manufacturer agrees that upon request by Alnylam, [***] described in Section 6.2(d)(1) and Section 6.2(d)(2) subject to the provisions set forth in Section 11.2 below.

6.3 Changes to SOWs. Manufacturing Process and Specifications.

(a) Changes to SOWs. If the scope of work of a SOW changes, then the applicable SOW may be amended as provided in this Section 6.3(a). If a required modification to a SOW is identified by Alnylam, or by Manufacturer, the identifying party will notify the other party in writing as soon as reasonably possible. Manufacturer will provide Alnylam with a change order containing a description of the required modifications and their effect on the scope, fees and timelines specified in the SOW (“Change Order”) and will use reasonable efforts to do so within [***] business days of receiving or providing such notice, as the case may be. No Change Order will be effective unless and until it has been signed by authorized representatives of both parties. If Alnylam does not approve such Change Order, and has not terminated the SOW, but requests the SOW to be amended to take into account the modification, then the parties will use reasonable efforts to agree on a Change Order that is mutually acceptable. If practicable, Manufacturer will continue to work on the existing SOW during any such negotiations, provided such efforts would facilitate the completion of the work envisioned in the proposed Change Order, but will not commence work in accordance with the Change Order until it is authorized in writing by Alnylam.

(b) Process/Specifications Changes. Any change or modification to the Manufacturing Process or Specifications for any Product must be approved in advance by Alnylam and will be made in accordance with the change control provisions of the applicable Quality Agreement.

6.4 Record and Sample Retention.

(a) Records. Manufacturer will keep complete and accurate records (including without limitation reports, accounts, notes, data, and records of all information and results

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

obtained from performance of Services) of all work done by it under this Agreement, in form and substance as specified in the applicable SOW, the applicable Quality Agreement, and this Agreement (collectively, the “Records”). Manufacturer will not transfer, deliver or otherwise provide any such Records to any party other than Alnylam, without the prior written approval of Alnylam. Records will be available at reasonable times for inspection, examination and copying by or on behalf of Alnylam. All original Records of the Development and Manufacture of Product under this Agreement will be retained and archived by Manufacturer in accordance with cGMP (if applicable) and Applicable Law, but in no case for less than a period of [***] years following completion of the applicable SOW. Upon Alnylam’s request, Manufacturer will promptly provide Alnylam with copies of such Records at a reasonable cost. Manufacturer will notify Alnylam in writing prior to destroying any Records and will cooperate with Alnylam, at Alnylam’s cost, should Alnylam wish to have such Records transferred to Alnylam or a designee.

(b) Sample Retention. Manufacturer will take and retain, for such period and in such quantities as may be required by cGMP (if applicable) and the applicable Quality Agreement, samples of Product from the Manufacturing Process produced under this Agreement. Further, Manufacturer will submit such samples to Alnylam upon Alnylam’s written request.

6.5 Regulatory Matters.

(a) Regulatory Approvals. Alnylam will be responsible for obtaining, at its expense, all regulatory and governmental approvals and permits necessary for Alnylam’s use of any Product Developed and/or Manufactured under this Agreement, including, without limitation, IND and NDA submissions and any analogous submissions filed with the appropriate Authority of a country other than the United States. Manufacturer will be responsible for providing Alnylam with all supporting data and information relating to the Development and/or Manufacture of Product necessary for obtaining and maintaining such approvals, including, without limitation, all Records, raw data, reports, authorizations, certificates, methodologies, Batch Documentation, raw material specifications, SOPs, standard test methods, Certificates of Analysis, Certificates of Compliance and other documentation in the possession or under the control of Manufacturer relating to the Development and Manufacture of Product (or any component thereof).

(b) Regulatory Inspections/Contacts.

(i) Inspections in General. Alnylam or its agents will have the right to be present and participate in any visit to or inspection by any Authority of the Facility that relates in any way to the Manufacture of Product. Manufacturer will give as much advance notice as possible to Alnylam of any such visit or inspection. Manufacturer will provide to Alnylam a copy of any report or other written communication received from such Authority in connection with such visit or inspection within [***] hours after receipt thereof, and will consult with Alnylam before responding to each such communication. Manufacturer will provide Alnylam with a copy of its final responses within [***] business days after submission thereof. Manufacturer agrees that upon request by Alnylam, [***] during the any visit to or inspection by any Authority of the Facility that relates in any way to the Manufacture of Products; [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(ii) Matters Relating Directly to Products. Notwithstanding anything to the contrary in this Section 6.5(b), Alnylam will be solely responsible for all contacts and communications with any Authorities with respect to matters directly relating to its Products. Manufacturer will notify Alnylam [***], and in no event later than [***], after Manufacturer receives any contact or communication from any Authority relating directly to a Product and will provide Alnylam with copies of any such communication within [***] of receipt of such communication by Manufacturer. Manufacturer will consult with Alnylam regarding the response to any inquiry or observation from any Authority relating directly to a Product and will allow Alnylam at its discretion to control any farther contacts or communications relating to a Product.

(c) Pre-Approval Inspections. Without in any way limiting any of the foregoing provisions of this Agreement, Manufacturer agrees that it shall support all pre-approval inspection (“PAI”) activities, including, but not limited to, PAI preparedness activities, including those activities that may be required by an Authority. [***].

6.6 Waste Disposal. The generation, collection, storage, handling, transportation, movement and release of hazardous materials and waste generated in connection with the Services will be the responsibility of Manufacturer at Manufacturer’s sole cost and expense. Without limiting other applicable requirements, Manufacturer will prepare, execute and maintain, as the generator of waste, all licenses, registrations, approvals, authorizations, notices, shipping documents and waste manifests required under Applicable Law.

6.7 Safety Procedures. Manufacturer will be solely responsible for implementing and maintaining health and safety procedures for the performance of Services and for the handling of any materials or hazardous waste used in or generated by the Services. Manufacturer, in consultation with Alnylam, will develop safety and handling procedures for Product; provided, however, that Alnylam will have no responsibility for Manufacturer’s health and safety program.

6.8 [***]

7.	Testing and Acceptance Process.

7.1 Testing by Manufacturer. The Products to be Manufactured under this Agreement will be Manufactured in accordance with cGMP, unless otherwise stated in the SOW, and the Manufacturing Process approved by Alnylam. Each Batch of Product will be sampled and tested by Manufacturer against the Specifications, and the quality assurance department of Manufacturer will review the records relating to the Manufacture of the Batch and will assess if the Manufacture has taken place in compliance with cGMP (if applicable) and the Manufacturing Process.

7.2 Provision of Records. A Certificate of Analysis, the Specifications, and a complete and accurate copy of the Batch records (collectively, the “Batch Documentation”) for

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

each Batch of Product will be delivered to Alnylam by a reputable overnight courier or by registered or certified mail, postage prepaid, return receipt required to verify delivery date. Upon request, Manufacturer will also deliver to Alnylam all raw data, reports, authorizations, certificates, methodologies, raw material specifications, SOPs, standard test methods, and other documentation in the possession or under the control of Manufacturer relating to the Manufacture of each Batch of Product. If Alnylam requires additional copies of such Batch Documentation, these will be provided by Manufacturer to Alnylam at cost. In addition, at least [***] days prior to the shipment of any Product to Alnylam, Manufacturer’s quality assurance department shall provide Alnylam with (1) a Certificate of Compliance which certifies that the Batch of Product to be shipped conforms to the Specifications and was Manufactured according to cGMP (if applicable), Applicable Law and the Manufacturing Process, and (2) BSE and TSE Certificates.

7.3 Review of Batch Documentation; Acceptance.

(a) Review of Batch Documentation. Manufacturer will internally review all executed Batch Documentation and address any deficiencies and corrections required before sending such executed Batch Documentation to Alnylam for its review. Thereafter, Manufacturer will provide all Batch Documentation to Alnylam prior to the shipment of any such Products to Alnylam. Following the receipt of a complete and accurate copy of the executed Batch Documentation, Alnylam will use commercially reasonable efforts to review such Batch Documentation and advise Manufacturer of any deficiencies or corrections needed within [***] days (“Target Review Period”) of receiving such Batch Documentation. Following Manufacturer’s resolution (to Alnylam’s satisfaction) of any issues raised by Alnylam’s review of the relevant Batch Documentation, and after Manufacturer provides Alnylam with the Certificate of Compliance and [***] pursuant to Section 7.2 of this Agreement, Manufacturer shall ship the Batch of Product without delay to a destination of Alnylam’s choosing pursuant to the terms set forth in Section 8.1 of this Agreement. If Alnylam is to exceed the Target Review Period, Alnylam will notify Manufacturer of the exception to the Target Review Period at least [***] days prior to the expiration of the Target Review Period and advise Manufacturer of a third party GMP storage facility of Alnylam’s choosing to ship the Product. [***].

(b) Acceptance. Alnylam’s acceptance of the Product will occur at the time of delivery of the Product to the carrier pursuant to Section 8.1. Alnylam’s acceptance of the Product shall not affect (i) Alnylam’s right to pursue any and all remedies available to Alnylam under this Agreement or (ii) the Product warranties provided by Manufacturer pursuant to this Agreement. Notwithstanding Alnylam’s prior acceptance, should any Batch of Product fail to conform to the warranty set forth in Section 12.1(d), Alnylam shall have the remedies set forth in Section 7.5, provided that such non-conformity is not the direct result of [***].

7.4 Disputes. In case of any disagreement between the parties as to whether Product conforms to the applicable Specifications or cGMP (if applicable), the quality assurance representatives of the parties will attempt in good faith to resolve any such disagreement and Alnylam and Manufacturer will follow their respective SOPs to determine the conformity of the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Product to the Specifications and cGMP (if applicable). If the foregoing discussions do not resolve the disagreement in a reasonable time (which will not exceed [***] days), a representative sample of such Product will be submitted to an independent testing laboratory mutually agreed upon by the parties for tests and final determination of whether such Product conforms with such Specifications. The laboratory must meet cGMP (if applicable), be of recognized standing in the industry, and consent to the appointment of such laboratory will not be unreasonably withheld or delayed by either party. Such laboratory will use the test methods contained in the applicable Specifications. Absent manifest error, the determination of conformance by such laboratory with respect to all or part of such Product will be final and binding on the parties. The fees and expenses of the laboratory incurred in making such determination will be paid by the party against whom the determination is made.

7.5 Product Non-Compliance and Remedies. If a Batch of Product fails to conform to the Specifications or was not Manufactured in compliance with cGMP (if applicable) and the Manufacturing Process, then Manufacturer will, at Alnylam’s sole option:

(a) [***]; or

(b) [***]; or

(c) [***].

Moreover, the parties will meet to discuss, evaluate and analyze the reasons for and implications of the failure to comply with cGMP (if applicable) and/or the Manufacturing Process and will decide whether to proceed with or to amend the applicable SOW, or to terminate such SOW.

7.6 Disposition of Non-Conforming Product. The ultimate disposition of non-conforming Product will be the responsibility of Alnylam’s quality assurance department and Alnylam’s expense.

7.7 Use of Product. Alnylam specifically acknowledges that it shall comply with all applicable laws, rules and regulations including, without limitation, those issued by the United States Food and Drug Administration, with regard to the use of the Products Manufactured by Manufacturer under this Agreement.

8.	Shipping and Delivery.

8.1 Shipping; Delivery. Manufacturer agrees not to ship Product to Alnylam or its designee until it has received from Alnylam a written approval to release and ship, provided that any resulting delay in delivery shall not exceed the time periods set forth in Section 7.3(a). Subject to Section 4.9, Manufacturer will ensure that each Batch will be delivered to Alnylam’s carrier on the Delivery Date set forth in the SOW. If either party requests a change in any Delivery Date, the parties shall negotiate in good faith for a commercially reasonable adjustment in such Delivery Date. Notwithstanding the foregoing, Agilent may ship the Product up to [***] days prior to the Delivery Date, if Alnylam has provided written approval to release and ship the

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Product as set forth in Section 7.3(a). Requirements for shipping and packaging are set forth in Section 4.10 of this Agreement. Delivery terms are set forth in Sections 4.7 and 4.8 of this Agreement. A bill of lading will be furnished to Alnylam with respect to each shipment.

9.	Price and Payments.

9.1 Price. The price of Product and/or the fees for the performance of Services will be set forth in the applicable SOW. Notwithstanding the foregoing, within [***] days of Manufacturer receiving a Forecast from Alnylam, Manufacturer shall provide Alnylam with prices for the Products for all Batches set forth in such Forecast; provided however, the prices for the Manufacture of Product pursuant to the Firm Order portion of each such Forecast shall be [***]. The prices for the Batches of Product that comprise the Firm Order in each Forecast shall be fixed. Manufacturer shall adjust the projected prices for Products that comprise the Non-Binding Portion of the Forecast if and to the extent [***]. In addition, [***] per calendar year, Manufacturer may adjust the projected prices for Products that comprise the Non-Binding Portion of the Forecast. [***]; provided however, in no event shall any such price [***]. Any and all disputes between the parties over prices shall be submitted for resolution pursuant to Section 18.9 below

9.2 Cost Savings. The parties shall work together in good faith to obtain efficiencies and cost savings in connection with the manufacture of the Products hereunder. In the event such cost savings are actually achieved, [***]. In the event the parties, after working together in good faith for [***] days, are unable to agree on [***], the matter shall be submitted for dispute resolution pursuant to Section 18.9 below.

9.3 Invoice. Manufacturer will invoice Alnylam according to the payment schedule in the applicable SOW, Payment of undisputed invoices (including invoices for the Deposit) will be due [***] days after receipt of the invoice by Alnylam.

9.4 Payments. Alnylam will make all payments pursuant to this Agreement by check or wire transfer to a bank account designated in writing by Manufacturer. All payments under this Agreement will be made in United States Dollars.

9.5 Financial Records. Manufacturer will keep accurate records of all Services performed and invoice calculations, and, upon the request of Alnylam, will permit Alnylam or its duly authorized agents to examine such records during normal business hours for the purpose of verifying the correctness of all such calculations.

9.6 Taxes. Duty, sales, use or excise taxes imposed by any governmental entity that apply to the provision of Services will be borne by Alnylam (other than taxes based upon the income of Manufacturer).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

10.	Intellectual Property Rights.

10.1 Alnylam Technology. All rights to and interests in Alnylam Technology will remain solely in Alnylam and no right or interest therein is transferred or granted to Manufacturer. Manufacturer acknowledges and agrees that it does not acquire a license or any other right to Alnylam Technology except for the limited purpose of carrying out its duties and obligations under this Agreement and that such limited, non-exclusive, license will expire upon the completion of such duties and obligations or the termination or expiration of this Agreement, whichever occurs first.

10.2 Manufacturer Technology. All rights to and interests in Manufacturer Technology will remain solely in Manufacturer and no right or interest therein is transferred or granted to Alnylam. Alnylam acknowledges and agrees that it will not acquire a license or any other right to Manufacturer Technology except as otherwise set forth in this Agreement.

10.3 Improvements. Manufacturer agrees that all Improvements as defined herein will be [***].

10.4 Patent Filings. Alnylam will have [***].

10.5 Required Consents. Alnylam’s use of the Product may necessitate the procurement of separate licenses from third parties. Subject to Manufacturer’s compliance with Section 12.1(c) hereof, Alnylam shall have full responsibility for the determination of whether and from which third party it requires any such license and for the procurement of such license as well as the procurement of any Required Consents.

11.	Confidentiality.

11.1 Definition. As used in this Agreement, “Confidential Information” means any scientific, technical, trade or business information which is given by one party to the other and which is treated by the disclosing party as confidential or proprietary or is developed by one party for the other under the terms of this Agreement. The disclosing party will, to the extent practical, use reasonable efforts to label or identify as confidential, at the time of disclosure all such Confidential Information that is disclosed in writing or other tangible form. Confidential Information of Manufacturer includes, but is not limited to, Manufacturer Technology and Manufacturer pricing for products and services, whether or not labeled confidential. Confidential Information of Alnylam includes, but is not limited to, Alnylam Technology and Improvements, whether or not labeled confidential.

11.2 Obligations. Each party agrees (a) to keep confidential the Confidential Information of the other party, (b) not to disclose the other party’s Confidential Information to any third party without the prior written consent of such other party, and (c) to use such Confidential Information only as necessary to fulfill its obligations or in the reasonable exercise of rights granted to it under this Agreement; provided, however, that the foregoing obligations shall not apply to Confidential Information that is (i) in possession of the receiving party at the time of disclosure, as reasonably demonstrated by written records and without obligation of confidentiality, (ii) later becomes part of the public domain through no fault of the receiving party, (iii) received by the receiving party from a third party without obligation of

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

confidentiality, or (iv) developed independently by the receiving party without use of, reference to, or reliance upon the disclosing party’s Confidential Information by individuals who did not have access to Confidential Information. Notwithstanding the foregoing, a party may disclose Confidential Information of the other party to (x) its Affiliates, and to its and their directors, employees, consultants, and agents in each case who have a specific need to know such Confidential Information and who are bound by a like obligation of confidentiality and restriction on use, (y) any bona fide actual or prospective collaborators, underwriters, investors, lenders or other financing sources who are obligated to keep such information confidential, to the extent reasonably necessary to enable such actual or prospective collaborators, underwriters, investors, lenders or other financing sources to determine their interest in collaborating with, underwriting or making an investment in, or otherwise providing financing to, the receiving party, and (z) the extent such disclosure is required to comply with Applicable Law or to defend or prosecute litigation; provided, however, that the receiving party provides prior written notice of such disclosure to the disclosing party and takes reasonable and lawful actions to avoid or minimize the degree of such disclosure. Moreover, Alnylam may disclose Confidential Information of Manufacturer relating to [***] provided however, (i) approximately every [***] months during the term of this Agreement, Alnylam shall [***] and (ii) in the event any Collaboration Partner is to be in direct contact with Manufacturer, Alnylam and Manufacturer will use commercially reasonable efforts to have any such Collaboration Partner enter into a three-way confidentiality agreement reasonably requested by Manufacturer. If the parties are not able to agree to a three-way confidentiality agreement, such Collaboration Partner will not be permitted in the facility or to receive Agilent Confidential Information. For the avoidance of doubt, nothing set forth in this Section 11.2 shall in any way limit or otherwise qualify Alnylam’s liability in the event any entities with whom Alnylam shares Manufacturer’s Confidential Information improperly uses or discloses Manufacturer’s Confidential Information.

11.3 Public Statements. Except to the extent required by Applicable Law or the rules of the U.S. Securities and Exchange Commission, any stock exchange or NASDAQ, neither party will make any public statements or releases concerning this Agreement or the transactions contemplated by this Agreement, or use the other party’s name in any form of advertising, promotion or publicity, without obtaining the prior written consent of the other party, which consent will not be unreasonably withheld or delayed. Notwithstanding anything to the contrary in the foregoing, Manufacturer consents to Alnylam’s public disclosure of the existence of this Agreement and the fact that Manufacturer is providing Services to Alnylam.

12.	Representations and Warranties.

12.1 Manufacturer’s Representations and Warranties. Manufacturer represents and warrants to Alnylam that:

(a) it has the full power and right to enter into this Agreement and that, with the exception of Required Consents, there are no outstanding agreements, assignments, licenses, encumbrances or rights of any kind held by other parties, private or public, inconsistent with the provisions of this Agreement;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(b) the Services will be performed with requisite care, skill and diligence, in accordance with Applicable Law and industry standards, and by individuals who are appropriately trained and qualified;

(c) to the best of its knowledge, the use of Manufacturer Technology as contemplated in the Services will not infringe the intellectual property rights of any third party and it will promptly notify Alnylam in writing should it become aware of any potential or actual claims with respect to any such infringement;

(d) at the time of delivery to Alnylam, the Product Manufactured under this Agreement (i) will have been Manufactured in accordance with cGMP (if applicable) and all other Applicable Law, the Manufacturing Process, the applicable Quality Agreement, and Specifications, and (ii) will not be adulterated or misbranded under the FDCA or other Applicable Law; and

(e) it has not been debarred, nor is it subject to a pending debarment, and that it will not use in any capacity in connection with the Services any person who has been debarred pursuant to section 306 of the FDCA, 21 U.S.C. § 335a, or who is the subject of a conviction described in such section. Manufacturer agrees to notify Alnylam in writing immediately if Manufacturer or any person who is performing Services is debarred or is the subject of a conviction described in section 306, or if any action, suit, claim, investigation, or proceeding is pending, or to the best of Manufacturer’s knowledge, is threatened, relating to the debarment or conviction of Manufacturer or any person performing Services.

12.2 Alnylam Representations and Warranties. Alnylam represents and warrants to Manufacturer that:

(a) it has the full power and right to enter into this Agreement and that there are no outstanding agreements, assignments, licenses, encumbrances or rights held by other parties, private or public, inconsistent with the provisions of this Agreement, and

(b) it is responsible for obtaining and it will have obtained as of the Effective Date, all Required Consents necessary for Alnylam to provide the sequences and other Specifications as contemplated hereunder to Manufacturer to permit the synthesis by Manufacturer of the Products. Manufacturer will be relieved of the performance of any obligations hereunder that may be affected by Alnylam’s failure to promptly obtain any Required Consents for Manufacturer.

(c) to the best of its knowledge, the use of any other Alnylam Technology as contemplated in the Services will not infringe the intellectual property rights of any third party and that it will promptly notify Manufacturer in writing should it become aware of any claims asserting such infringement.

12.3 Disclaimer of Other Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT.

13.	Indemnification.

13.1 Indemnification by Manufacturer. Manufacturer will indemnify, defend and hold harmless Alnylam, its Affiliates and their respective officers, directors, employees and agents (each a “Alnylam Indemnitee”) from and against any and all losses, damages, liabilities or expenses (including reasonable attorneys’ fees and other costs of defense) (collectively, “Losses”) in connection with any and all actions, suits, claims or demands that may be brought or instituted against any Alnylam Indemnitee by any third party based on, arising out of, or resulting from, any (a) breach by Manufacturer of its representations, warranties or covenants under this Agreement, or (b) grossly negligent act or omission or the willful misconduct of any Manufacturer Indemnitees in performing obligations under this Agreement, except in all cases to the extent such Losses are within the scope of the indemnification obligation of Alnylam under Section 13.2 below.

13.2 Indemnification by Alnylam. Alnylam will indemnify, defend and hold harmless Manufacturer, its Affiliates and their respective officers, directors, employees and agents (each a “Manufacturer Indemnitee”) from and against any and all Losses in connection with any and all actions, suits, claims or demands that may be brought or instituted against any Manufacturer Indemnitee by any third party based on, or arising out of, or resulting from (a) (i) Alnylam’s use of any Product, or any result or data generated from such use or the provision of any Service; (ii) Alnylam’s use, handling, storage and disposal of the Product including, without limitation, any use which results in death or injury to any person; and (iii) any actual or alleged act of infringement by Alnylam or its Collaboration Partners of any third party’s intellectual property rights as a result of Alnylam’s use of the Product, or the use or sale of any data, results or Product resulting from such use or the Services provided hereunder, except in all cases to the extent that such Losses are within the scope of the indemnification obligation of Manufacturer under Section 13.1, (b) any breach by Alnylam of its representations, warranties or covenants under this Agreement, or (c) any grossly negligent act or omission or the willful misconduct of any Alnylam Indemnitees in performing obligations under this Agreement, except in all cases to the extent such Losses are within the scope of the indemnification obligation of Manufacturer under Section 13.1 above.

13.3 Procedures. Each party agrees to notify the other party within thirty (30) days of receipt of any claims made for which the other party might be liable under Section 13.1 or 13.2, as the case may be. Subject to Section 13.4, the indemnifying party will have the right to defend, negotiate, and settle such claims. The party seeking indemnification will provide the indemnifying party with such information and assistance as the indemnifying party may reasonably request, at the expense of the indemnifying party. The parties understand that no insurance deductible will be credited against losses for which a party is responsible under this Section 13.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

13.4 Settlement. Neither party will be responsible or bound by any settlement of any claim or suit made without its prior written consent; provided, however, that the indemnified party will not unreasonably withhold or delay such consent. If a settlement contains an absolute waiver of liability for the indemnified party, and each party has acted in compliance with the requirements of Section 13.3, then the indemnified party’s consent will be deemed given. Notwithstanding the foregoing, Manufacturer will not agree to settle any claim on such terms or conditions as would impair Alnylam’s ability or right to Manufacture, market, sell or otherwise use Product, or as would impair Manufacturer’s ability, right or obligation to perform its obligations under this Agreement.

13.5 Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. THIS LIMITATION WILL APPLY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; PROVIDED. HOWEVER. THAT THIS LIMITATION WILL NOT APPLY TO DAMAGES RESULTING FROM BREACHES BY A PARTY OF ITS DUTY OF CONFIDENTIALITY AND NON-USE IMPOSED UNDER SECTION 11 OR ITS INDEMNIFICATION OBLIGATIONS UNDER THIS SECTION 13. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, TO THE FULLEST EXTENT PERMITTED BY LAW, IN NO EVENT WILL MANUFACTURER’S LIABILITY ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED ON AN ANY THEORY OF LIABILITY, EXCEED [***]; PROVIDED, HOWEVER, THAT THIS LIMITATION WILL NOT APPLY TO DAMAGES RESULTING FROM BREACH BY MANUFACTURER OF ITS DUTY OF CONFIDENTIALITY AND NON-USE IMPOSED UNDER SECTION 11 OR RESULTING FROM DEATH OR BODILY INJURY.

14.	Insurance.

14.1 Manufacturer Insurance. Manufacturer will secure and maintain in full force and effect throughout the term of this Agreement [***] insurance with coverage and minimum policy limits set forth as follows:

(a) Worker’s Compensation, including coverage for [***];

(b) Comprehensive General Liability and Personal/Advertising Injury, including coverage for [***];

(c) Products Liability, with an aggregate limit of at least [***] dollars [***];

(d) “All Risk” Property , [***]; and

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(e) Comprehensive Automobile Liability, Employer’s Liability, and Umbrella Liability, [***].

14.2 Evidence of Insurance. Manufacturer will furnish to Alnylam a certificate from an insurance carrier [***] demonstrating the insurance requirements set forth above. The insurance certificate will confirm each of the following:

(a) [***];

(b) [***]; and

(c) [***]

14.3	Insurance Information. [***].

15.	Term and Termination.

15.1 Term. This Agreement will take effect as of the Effective Date and, unless earlier terminated pursuant to this Section 15, will expire on the fourth annual anniversary of the Effective Date. Thereafter, this Agreement will automatically extend continuously for additional two (2) year periods unless (a) Alnylam provides written notice of non-renewal to Manufacturer at least fifteen (15) months prior to the expiration of the then-current term of the Agreement, or (b) Agilent provides written notice of non-renewal to Alnylam at least thirty (30) months prior to the expiration of the then current term of the Agreement.

15.2 Termination by Alnylam. Alnylam will have the right, in its sole discretion, to terminate (a) any SOW subject to Section 4.10, upon thirty (30) days prior written notice to Manufacturer, or (b) this Agreement in the event of a Change of Control and for a period of one (1) year after the effective date of such Change of Control, upon fifteen (15) months prior written notice to Manufacturer, or (c) any impacted SOW immediately upon written notice if Manufacturer fails to obtain or maintain any material governmental licenses or approvals required in connection with the Services.

15.3 Termination by Either Party. Either party will have the right to terminate this Agreement or any signed SOWs that are pending by written notice to the other party, upon the occurrence of any of the following:

(a) the other party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or becomes subject to involuntary proceedings under any bankruptcy or insolvency law (which proceedings remain undismissed for sixty (60) days);

(b) the other party fails to start and diligently pursue the cure of a material breach of this Agreement within thirty (30) days after receiving written notice from the other party of such breach; or

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(c) a force majeure event that will, or continues to, prevent performance (in whole or substantial part) of this Agreement or any pending SOW for a period of at least ninety (90) days. In the case of a force majeure event relating to a pending SOW, the right to terminate will be limited to such SOW.

15.4 Effect of Termination. Manufacturer will, upon receipt of a termination notice from Alnylam, promptly cease performance of the applicable Services and will take all reasonable steps to mitigate the out-of-pocket expenses incurred in connection therewith. In particular, Manufacturer will use its best efforts to:

(a) immediately cancel, to the greatest extent possible, any third party obligations;

(b) promptly inform Alnylam of any irrevocable commitments made in connection with any pending SOW(s) prior to termination;

(c) promptly return to the vendor for a refund all unused, unopened Alnylam Materials in Manufacturer’s possession that are related to any pending SOW; provided that Alnylam will have the option, but not the obligation, to take possession of any such materials;

(d) promptly inform Alnylam of the cost of any remaining unused, unreturnable materials ordered pursuant to any pending SOW(s), and either deliver such materials to Alnylam (or its designee) or properly dispose of them, as instructed by Alnylam;

(e) return to Alnylam the raw materials held by Manufacturer in connection with the Safety Stock pursuant to Section 4.5 of this Agreement that have not been consumed within six (6) months of the effective date of any termination of this Agreement; and

(f) perform only those services and activities mutually agreed upon by Alnylam and Manufacturer as being necessary or advisable in connection with the close-out of any pending SOW(s).

15.5 Return of Materials/Confidential Information. Upon the expiration or termination of this Agreement, each party will promptly return all Confidential Information of the other party that it has received pursuant to this Agreement. Manufacturer will also promptly return all Alnylam Materials, Alnylam Equipment, retained samples, data, reports and other property, information and/or know-how in recorded form that was provided by Alnylam, or developed in the performance of the Services, that are owned by or licensed to Alnylam.

15.6 Inventories. Upon expiration or termination of this Agreement or a pending SOW, Alnylam (a) will purchase from Manufacturer [***], and (b) shall purchase from Manufacturer or reimburse Manufacturer for, at Alnylam’s option, [***], and (c) may either [***].

15.7 Payment Reconciliation. Within [***] days after the close-out of a SOW, Manufacturer will provide to Alnylam a written itemized statement of all work performed by it

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in connection with the terminated SOW, an itemized breakdown of the costs associated with that work, and a final invoice for that SOW. If Alnylam has pre-paid to Manufacturer more than the amount in a final invoice then Manufacturer agrees to promptly refund that money to Alnylam, or to credit the excess payment toward another existing or future SOW, at the election of Alnylam.

15.8 Survival. Expiration or termination of this Agreement for any reason will not relieve either party of any obligation accruing prior to such expiration or termination or of any rights and obligations of the parties that by their terms survive termination or expiration of this Agreement or of any SOW, including, without limitation, the ownership (Section 10), the applicable confidentiality (Section 11), the representations and warranties (Section 12), and the indemnification (Section 13) provisions of this agreement, and the provisions of the applicable Quality Agreement.

16. Potential Commercial Supply. To the extent that Alnylam retains the ability to control the sourcing of API manufacturing without violating conflicting contractual obligations owed by Alnylam to third parties (including, but not limited to, obligations owed to Collaboration Partners), for any Product [***], Alnylam will enter into discussions with Manufacturer regarding a potential commercial supply agreement pursuant to which Manufacturer would supply Alnylam with a portion of its commercial requirements for such Product. All such discussions will be undertaken in good faith by both Agilent and Alnylam given the facts and circumstances facing each of the parties at the time of such discussions [***]. Any commercial supply agreement for the Products will include the general terms set forth in Appendix C attached hereto, including, but not limited to, Alnylam’s minimum purchase obligations.

17.	[***]

18.	Miscellaneous.

18.1 Independent Contractor. All Services will be rendered by Manufacturer as an independent contractor and this Agreement does not create an employer-employee relationship between Alnylam and Manufacturer. Manufacturer will not in any way represent itself to be a partner or joint venturer of or with Alnylam.

18.2 Force Majeure. Except as otherwise expressly set forth in this Agreement, neither party will have breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including, without limitation, fire, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, acts of God or acts, omissions, or delays in acting, by any governmental authority (“force majeure”). The party affected by any event of force majeure will promptly notify the other party, explaining the nature, details and expected duration thereof. Such party will also notify the other party from time to time as to when the affected party reasonably expects to resume performance in whole or in part of its obligations under this Agreement, and to notify the other party of the cessation of any such event. A party affected by

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an event of force majeure will use its reasonable efforts to remedy, remove, or mitigate such event and the effects thereof with all reasonable dispatch. If a party anticipates that an event of force majeure may occur, such party will notify the other party of the nature, details and expected duration thereof. Upon termination of the event of force majeure, the performance of any suspended obligation or duty will promptly recommence.

18.3 Notices. All notices must be written and sent to the address or facsimile number identified below or in a subsequent notice. All notices must be given (a) by personal delivery, with receipt acknowledged, (b) by prepaid certified or registered mail, return receipt requested, or (c) by prepaid recognized next business day delivery service. Notices will be effective upon receipt or at a later date stated in the notice.

If to Manufacturer, to:	Agilent Technologies, Inc. 5555 Airport Blvd. Suite 100 Boulder CO 80301 Attn: General Manager

With a copy to:	Agilent Technologies, Inc. 5301 Stevens Creek Blvd. Santa Clara, CA 95051 Attn: General Counsel

If to Alnylam, to:	Alnylam Pharmaceuticals, Inc. 300 Third Street, Third Floor Cambridge, Massachusetts 02142 Attn: Vice President, Manufacturing

With a copy to:	Legal Department

18.4 Assignment. This Agreement may not be assigned or otherwise transferred by either party without the prior written consent of the other party; provided, however, that either party may, without such consent, but with notice to the other party, assign this Agreement, in whole or in part, (a) in connection with the transfer or sale of all or substantially all of its assets or the line of business or Product to which this Agreement relates, (b) to a successor entity or acquirer in the event of a merger, consolidation or change of control, or (c) to any Affiliate. Any purported assignment in violation of the preceding sentence will be void. Any permitted assignee will assume the rights and obligations of its assignor under this Agreement.

18.5 Entire Agreement. This Agreement, including the attached Appendices and any fully-signed SOWs, each of which are incorporated herein, constitute the entire agreement between the parties with respect to the specific subject matter hereof and all prior agreements with respect thereto are superseded. Each party hereto confirms that it is not relying on any representations or warranties of the other party except as specifically set forth herein.

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18.6 No Modification. This Agreement and and/or any SOW or Quality Agreement may be changed only by a writing signed by an authorized representative of each party.

18.7 Severability; Reformation. Any of the provisions of this Agreement which are determined to be invalid or unenforceable in any jurisdiction will be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof and without affecting the validity or enforceability of any of the other terms of this Agreement in such jurisdiction, or the terms of this Agreement in any other jurisdiction. The parties will substitute for the invalid or unenforceable provision a valid and enforceable provision that conforms as nearly as possible with the original intent of the parties.

18.8 Governing Law. This Agreement will be construed and interpreted and its performance governed by the laws of the Commonwealth of Massachusetts without regard to any choice of law principle that would dictate the application of the law of another jurisdiction. The application of the 1980 United Nations Convention on Contracts for the International Sale of Goods is hereby specifically excluded.

18.9 Dispute Resolution. The parties recognize that bona fide disputes may arise which relate to the parties’ rights and obligations under this Agreement. The parties shall first, prior to proceeding under Section 18.9(b), try to settle such dispute amicably among themselves by referring such dispute, controversy or claim (a “Dispute”) to the parties’ respective chief executive officers, or any other executive officer designated by such chief executive officer (the “Executive Officers”). A dispute shall be referred to such Executive Officers upon one party providing the other party with written notice of referral of such Dispute to the Executive Officers. The parties agree to attempt to resolve such Dispute through good faith discussions. If the Executive Officers fail to come to consensus on such Dispute within twenty (20) days of receipt of such written notice then the parties shall submit to non-binding mediation. Any claim, controversy or dispute of any kind or nature whatsoever arising out of or relating to this Agreement that is not settled by the parties in accordance with the dispute resolution provision of this Agreement will be settled by mediation to be conducted by the Judicial Arbitration and Mediation Service (“JAMS”). The mediation will be conducted by a single mediator engaged in the practice of law, who is knowledgeable about the subject matter of this Agreement and the matter in dispute. The mediation will be conducted in English in Denver, Colorado, such other place as the parties agree. The parties agree to bear the costs of mediation equally. Following mediation, either party may seek all available remedies, including legal remedies. Nothing herein will prohibit either party from initiating litigation or other judicial or administrative proceedings if such party would be irreparably harmed by a failure to act while the parties are attempting to resolve the dispute through negotiation or mediation.

18.10 Waiver. No waiver of any term, provision or condition of this Agreement in any one or more instances will be deemed to be or construed as a further or continuing waiver of any other term, provision or condition of this Agreement. Any such waiver must be evidenced by an instrument in writing executed by an officer authorized to execute waivers.

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18.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

18.12 Headings. This Agreement contains headings only for convenience and the headings do not constitute or form a part of this Agreement, and should not be used in the construction of this Agreement.

[Remainder of this page intentionally blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

ALNYLAM PHARMACEUTICALS, INC.		AGILENT TECHNOLOGIES, INC

By:	/s/ Michael Mason	By:	/s/ Nelson Thune

Print Name:	Michael Mason	Print Name:	Nelson Thune

Title:	Vice President of Finance	Title:	General Manager

Date:	July 6, 2015	Date:	6 JUL 2015

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APPENDIX A

SAMPLE SOW

STATEMENT OF WORK

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 6 pages were omitted.

[***]

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APPENDIX B

PRODUCTS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

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APPENDIX C

COMMERCIAL SUPPLY AGREEMENT TERMS

1. Agilent and Alnylam Commitments. Prior to entering into any commercial supply agreement for a Product, the parties will review Alnylam’s anticipated commercial requirements for the Term (as such term is defined below) of any such commercial supply agreement. The commercial supply agreement will provide that Alnylam will inform Manufacturer of the portion of Alnylam’s projected Product commercial requirements that Alnylam needs Manufacturer to supply during [***] during the Term (the “Manufacturer Supply Requirement”); provided however, if the parties enter into a definitive commercial supply agreement, it will provide that Alnylam shall commit to purchase from Manufacturer at least [***] percent [***] (the “Minimum Purchase Obligation”) during the Term.

[***]

2. Forecast. For each calendar quarter during the Term, Alnylam will provide Manufacturer with a rolling forecasts of Alnylam’s anticipated commercial requirements for each Product for the succeeding [***] months. Each forecast shall be non-binding and for information and planning purposes only; provided however, that Alnylam shall be required to purchase the Minimum Purchase Obligation amount from Manufacturer for each [***] during the Term. Manufacturer will at all times reserve sufficient manufacturing capacity to ensure that it can supply Products in amounts up to [***]% of the Manufacturer Supply Requirement; provided however, Manufacturer shall use commercially reasonable efforts to supply Alnylam’s requirements for Products that exceed [***]% of the Manufacturer Supply Requirement. In the event Manufacturer shall at any time fail to reserve sufficient manufacturing capacity to meet it supply obligations as set forth above, Alnylam shall have the option to terminate the commercial supply agreement [***].

3. Pricing. Pricing for the Products under the commercial supply agreement will be negotiated in good faith by the parties prior to the execution of any definitive commercial supply agreement and will be included in the commercial supply agreement. Initial prices for the Products shall not exceed [***].

The parties shall work together in good faith to obtain efficiencies and cost savings in connection with the Manufacture of the Products. In the event such cost savings are actually achieved, such cost savings shall be [***].

4. Term; Termination. The commercial supply agreement for each Product will have an initial term that ends [***] years from the date of Alnylam’s first commercial sale of such Product (the “Term”). After the initial Term, the commercial supply agreement will renew for a period mutually agreed by the parties.

Either Party may terminate the commercial supply agreement at the end of the initial Term or during the renewal term provided, however, that Alnylam has given [***] months and Agilent has given at least [***] months, as the case may be, prior written notice of such termination.

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In addition to the foregoing termination right, Alnylam shall have the right without penalty to terminate the commercial supply agreement and/or any SOW (i) immediately if Agilent fails to obtain or maintain any material governmental licenses or approvals required in connection with the Manufacture of the Product or receives a notice from a regulatory agency (including, without limitation, a warning letter from the FDA) that imposes a material restriction on the use or regulatory approval of any Product Manufactured within the facility; or (ii) upon [***] months’ [***].

Any definitive commercial supply agreement shall also contain other customary terms and conditions.

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APPENDIX D

Alnylam Initial Forecast

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

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